UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2014

CYTOCORE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-00935	36-4296006
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4203 SW 34th ST

Orlando, FL 32811

(Address of principal executive offices) (Zip Code)

(407) 996-9631

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 3, 2014, Cytocore, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that it had completed the acquisition of all of the outstanding shares of Medite Enterprises, Inc. (“Medite”). This Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information with respect to the acquisition of Medite.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
(i)	Attached hereto as Exhibit 99.1 and incorporated by reference herein are the following audited consolidated financial statements of Medite Enterprises, Inc. as and for the years ended December 31, 2013 and 2012

Independent Auditors’ Report
Balance Sheets
Statements of Operations
Statements of Stockholders’ Equity
Statements of Cash Flows
Notes to Financial Statements

(ii)	Attached hereto as Exhibit 99.2 and incorporated by reference herein are the following unaudited consolidated financial statements of Medite Enterprises, Inc. as and for the three months ended March 31, 2014 and 2013.

Balance Sheets
Statements of Operations
Statements of Stockholders’ Equity
Statements of Cash Flows
Notes to Financial Statements

(b)	Pro forma financial information

Attached hereto as Exhibit 99.3 and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of Medite Enterprises, Inc.

Balance Sheet as of March 31, 2014
Statements of Operations for the three months ended March 31, 2014
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

No.	Description
99.1	Audited Consolidated Financial Statements of Medite Enterprises, Inc. as and for the years ended December 31, 2013 and 2012

99.2	Unaudited Consolidated Financial Statements of Medite Enterprises, Inc. as and for the three months ended March 31, 2014 and 2013

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Medite Enterprises, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytocore, Inc.

Date: June 17, 2014	By:	/s/ Robert McCullough, Jr.
Robert McCullough, Jr.
Chief Financial Officer

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